UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 10, 2012

Commercial Vehicle Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34365	41-1990662
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7800 Walton Parkway, New Albany, Ohio		43054
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 614-289-5360

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 11, 2012, Commercial Vehicle Group, Inc. (the “Company’) announced the realignment of its management team effective June 1, 2012, to support its long-term strategic initiatives. As part of the realignment, W. Gordon Boyd, President of Seating Systems, will assume the role of President of Asian, European & Australian Markets, and be responsible for all interior and seating products within this market and focus on the long-term development of the management team in the Eastern hemisphere.

Gerald L. Armstrong, President and General Manager of Cab Systems, will assume the role of President of North & South American Markets, and be responsible for all interior and seating system facilities in North and South America and oversee our development activities in Brazil.

Kevin R.L. Frailey will continue in his current role as President and General Manager of Global Electrical Systems and Chad M. Utrup will continue in his current role as Chief Financial Officer with global responsibility for all accounting, finance and human resource activities.

A copy of the press release announcing these changes is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following are the voting results on each matter submitted to the Company’s stockholders at the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) held on May 10, 2012. The proposals below are described in detail in the Company’s definitive proxy statement (the “Proxy Statement”). The number of shares of common stock entitled to vote at the Annual Meeting was 29,063,657 shares, representing the number of the Company’s shares outstanding as of the record date, or March 14, 2012.

a.	The following directors were elected for terms expiring at the Company’s Annual Meeting in 2015:

	Voted For	Voted Withheld	Broker Non-Votes
S.A. Johnson	23,066,686	634,054	3,239,551
John W. Kessler	23,123,273	577,467	3,239,551
Arnold B. Siemer	23,599,493	101,247	3,239,551

b.	The non-binding advisory proposal to approve the compensation of the named executive officers as disclosed in the Proxy Statement was approved:

Shares Voted for Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
22,343,026	639,327	718,387	3,239,551

c.	The appointment of KPMG LLP as our independent public accounting firm for the fiscal year ending December 31, 2012 was ratified:

Shares Voted for Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
26,849,591	82,166	8,534	—

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated May 11, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Commercial Vehicle Group, Inc.

May 11, 2012	By:	/s/ Chad M. Utrup
Name: Chad M. Utrup
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated May 11, 2012